SUPPLEMENT DATED SEPTEMBER 21, 2026

TO THE PACIFIC SELECT FUND SUMMARY PROSPECTUS DATED MAY 1, 2026

FOR DIVERSIFIED BOND PORTFOLIO

This supplement revises the Pacific Select Fund Summary Prospectus dated May 1, 2026, for Diversified Bond Portfolio (the “Prospectus”) and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

In the Management subsection, the “Portfolio Manager and Primary Title with Sub-Adviser” table is deleted and replaced with the following:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Core Plus Full Discretion Portion
Matthew J. Eagan, CFA, Portfolio Manager	Since 2023
Brian P. Kennedy, Portfolio Manager	Since 2023
Scott A. Darci, CFA, Portfolio Manager	Since 2026
Bryan C. Hazelton, CFA, Portfolio Manager	Since 2026
Core Plus Relative Return Portion
Richard G. Raczkowski, Portfolio Manager	Since 2023
Michael F. Gladchun, Portfolio Manager	Since 2026